1 Solutions We take a holistic approach to meet society’s pressing needs for long - term water security. Equity We partner with communities to secure access to safe, reliable water supplies. Environment Our leading - edge innovation sets the standard for stewardship and sustainability. Clean, reliable, affordable water for people. Investor Presentation November 2024 NASDAQ: CDZI 1

Exhibit 99.2

Safe Harbor Agreement 2 Forward - Looking Statements Information contained in this presentation that discusses financial projections, information or expectations about our business plans, results of operations, products or markets, or otherwise makes statements about future events, are forward - looking statements . Forward - looking statements can be identified by the use of words such as “will,” “intends,” “anticipates,” “believes,” “estimates,” “projects,” “forecasts,” “expects,” “plans,” and “proposes . ” Although we believe that the expectations reflected in these forward - looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from these forward - looking statements . Factors that could cause actual results to differ from those discussed in the forward - looking statements include, but are not limited to : our ability to make timely payments of principal and interest on our indebtedness; our ability to obtain additional financing necessary to implement our asset development programs; our ability to generate significant revenue from water resource (supply, storage and conveyance), water filtration and agricultural development; the risk of variable water supplies and changing water allocation priorities; our ability to fulfill required contractual conditions of any water supply agreements; our ability to complete needed construction for water delivery to occur; our ability to obtain all necessary regulatory approvals and permits for our development projects; litigation by community, environmental or other groups regarding our development projects; our ability to execute our plans for the construction, ownership, and operation of Cadiz’s groundwater banking project in the Mojave Desert through the anticipated establishment of a new company for such purpose and obtain the requisite funding; unforeseen technical difficulties; general market conditions and competition for agriculture, water filtration products and water supplies, and the time needed to generate significant operating revenues from such programs after contracts are secured, crops are planted or operations commence; and other factors detailed under the caption “Risk Factors” and elsewhere in the documents we file from time to time with the Securities and Exchange Commission (the “SEC”). No Offer or Solicitation This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . No offering of securities shall be made except by means of a prospectus meeting the requirements of the U . S . Securities Act of 1933 , as amended . Industry and Market Data ; Trademarks This presentation has been prepared us and includes market data and other statistical information from sources we believe to be reliable, including independent industry publications, governmental publications or other published independent sources . Some data is also based on our good faith estimates, which, in each case, are derived from our review of internal sources as well as the independent sources described above . Although we believe these sources are reliable, we have not independently verified the information and cannot guarantee its accuracy and completeness . This presentation contains trademarks, service marks, trade names and copyrights of ours and other companies, which are the property of their respective owners . The use or display of third parties’ trademarks, service marks, trade name or products in this presentation is not intended to, and does not imply, a relationship with such third parties, or an endorsement of sponsorship by or of such third parties .

Experienced Management Team Susan Kennedy Chairman and Chief Executive Officer 3 Stan Speer Chief Financial Officer Cathryn Rivera Chief Operating Officer • CEO since Jan 2024 • Cadiz Board since 2021 • CEO of AMS • Chief of Staff to CA Gov. Schwarzenegger • CA Public Utilities Commission • Cabinet Secretary Gov. Gray Davis • Comms. Director Sen. Dianne Feinstein • CFO 2018 - present, 1997 - 2003 • Managing Director with Alvarez & Marsal • Partner with Coopers & Lybrand • Board of Directors Sunworks Inc. • COO since Sept 2024 • Appointments Secretary CA Gov. Gavin Newsom • Commissioner CA Agricultural Labor Relations Board • Chief Deputy Cabinet Secretary to CA Gov. Gray Davis

Founded in 1983, Cadiz is a California water solutions company with uniquely valuable assets to provide clean, reliable and affordable water for people. Land Water Storage Treatment Pipelines Supply Land Resources Storage Treatment Conveyance Clean Water Solutions New Water Supply - 50,000 acre - feet per year – 2.5 million acre - feet over 50 years - sustainable, reliable and affordable clean water supply. Filtration Technology - Cost - effective and versatile water filtration technology that removes common groundwater contaminants. 46,000 acres of land perfectly located for sustainable agriculture, solar, hydrogen and renewable energy development. Underground Storage Capacity - 1 million acre - feet underground storage capacity. Largest new groundwater bank in the Southwest. Over 200 miles of pipeline assets to connect new supply and storage with the Colorado River and State Water Project systems . 4

8 From project developer to fully - integrated solution provider. Today Today Tomorrow Largest groundwater bank in the Southwest, with asset value unlocked via partnership with Native American Tribes & Non - Profit Public Sector Entities Highly differentiated water, pipeline and technology assets with potential cash flows over $5 billion Investor Presentation | 2024 2024: Initiate project financing plan, public agency partners secured for groundwater bank. 2025 Begin construction on the Northern Pipeline and complete development of the Southern Pipeline . 2026 Begin water supply operation via the Northern Pipeline. 2027 Begin water supply and storage operations via Southern Pipeline . Both pipelines operational . 2028 Full operation of all pipelines, water supply, storage and treatment facilities for delivering, exchanging, and trading water resources in the Southewestern U.S. Yesterday 45,000 acres of uniquely valuable, strategically located land and water assets developed over 35 years 1980s: Founders begin acquiring and consolidating thousands of acres of land in the Mojave Desert. 1990 s : Develops water resources for 10 , 000 acres of farming, secures water rights 50 , 000 AF/Y for irrigation . 2000s: Company secures 99 - year lease from ARZC railroad and permits to construct the Southern Pipeline within its right - of - way. 2010s: Secures permits to export average of 50,000 AF per year for 50 years (2.5 MAF) and 1 MAF of imported storage. 2021: Cadiz purchases 220 miles of existing, buried natural gas pipeline that will connect Cadiz water storage and supply to major SoCal water network (Northern Pipeline). 2022: Company acquires ATEC Water Systems – water treatment technology business focused on removing iron, manganese, arsenic, nitrates, other water contaminants from groundwater system. 2023: Key permits issued by Bureau of Land Management (BLM) for Cadiz to begin development of Northern Pipeline for water conveyance. 2024: Cadiz signs est. $1 billion in water supply agreements for 85% of capacity of the Northern Pipeline. 5

About the Mojave Groundwater Bank Note - 1 acre - foot = 326,000 gallons of water • Large aquifer at base of a 2,000 sq. mile watershed system in the eastern Mojave Desert (San Bernardino Co, California) located between major water infrastructure systems serving Southwestern U.S. population centers. • 30 - 50 Million acre - feet of groundwater in storage in the aquifer today. • Natural recharge to aquifer = 40 - 50 thousand AF/year from precipitation in surrounding mountains. • Closed basin - All water exits the aquifer through single exit point (Fenner Gap) before evaporating at desert dry lakes. • Water rights to withdraw 2.5 million acre - feet over 50 years for beneficial uses to surrounding communities; permits 1 million acre - feet of imported storage. • 2 pipelines in/out: (1) Northern Pipeline - 220 miles of existing pipeline previously built for oil/gas that will be converted to transport water and provide connection to State Water Project system (2) Southern Pipeline - 43 - mile railroad ROW to co - locate new pipelines connecting to the Colorado River Aqueduct. • Project schedule: 2025 - Construction; 2026 - Initial water delivery; 2027 - Fully operational. • NewCo LLP/LLC structure with Native American Tribes and Non - Profit Public Sector Funds to fund facility construction. • First major water infrastructure project in the U.S. to be majority - owned by Native American Tribes. 6

Mojave Groundwater Bank compared to Lake Mead – America’s Largest Reservoir 250 miles 2 160,000 acres 28 million acre - feet storage capacity Cadiz 2,000 miles 2 1.2 million acres 30 - 50 million acre - feet water in storage Lake Mead 7

A fully operational groundwater bank at Cadiz would facilitate water trading & exchanges across California and the Southwest - $800M Construction Capital Investment Required. 8 8

Source: Metropolitan Water District - https:// www.mwdh2o.com/budget - finance/ Value of Water New Supply $1,650/ AF (delivered) Cadiz Supply/ MGB $2,200/AF Desalination (Doheny) $1,830/AF (assumes subsidies) Carson Recycling $3,125/AF Charles E. Meyer Desal Plant Storage $1,500/AF reserve capacity Semitropic Bank $1,500/AF reserve capacity Mojave Groundwater Bank $2,000/AF reserve capacity Strand Ranch The value of Cadiz water supply has increased steadily over time. Cadiz water is competitive with new storage and supply in California and wholesale water rates. $1,400 $1,200 $1,000 $800 $600 $400 $200 $ - 1400.0% 1200.0% 1000.0% 800.0% 600.0% 400.0% 200.0% 0.0% Wholesale water prices in the Southern California market have escalated at CAGR of approximately 5.8% for the past 45 years. So Cal Wholesale Water Price Escalation 1978 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 2024 9 Pricing % Increase Componded Growth

2024 Highlights x Project Construction Financing Plan anchor LOI in October for initial $150M Investment . x Long - term water purchase agreements signed for 85% capaci ty (21,275 AFY) of the Northern Pipeline including disadvantaged communities along the pipeline route. x Rapid growth of the ATEC water treatment subsidiary to $15M 2024 revenues (forecast). x Lease agreement for largest hydrogen production facility in California at Cadiz Ranch. x New Cadiz leadership with Susan Kennedy as CEO and management team expansion with Cathryn Rivera as COO 10

Construction Finance Entity • 51% of cash flow from water storage sales / banking operations • 100% of Wheeling fees from moving water supply in pipelines • 100% of CapEx reimbursement from water supply contracts. • Return on Capital investment, then agreed upon profit share with Cadiz after certain thresholds met. • To fund estimated $800M capital cost for construction of the facilities of the Mojave Groundwater Bank, Cadiz plans to establish a new LP/LLC entity (“NewCo”) as a subsidiary comprised of public sector, non - profit investors that will contribute capital to fund construction and development of the facilities. • Cadiz is expected to contribute the Northern Pipeline asset, Southern Pipeline Right - of - way, and 51% of Storage Banking Rights to NewCo. LP Investors are expected to receive returns on the investment via cash flow from those assets. • Cadiz expects to serve as General Partner/Managing Member and manage sales, delivery, permitting, contracting. • NewCo, via applications with Project participants, is expected to coordinate and seek grant funding. • 49% of cash flow from water storage sales and banking operations • As GP or Managing Member of Newco receives: ₋ Ownership interest (est. 2%) ₋ Profit Share above agreed return to Investors • 100% of net revenue from water supply contracts. LP Investors NewCo (LLP or LLC) 11

Newco LLP/LLC Sources & Uses The following is the estimated sources and uses for the Newco LLP/LLC funding of project construction costs: ($ in 000s) Uses: Sources: Upfront Payment to Cadiz Inc. 51,000 150,000 Investor under non - binding LOI Construction Costs (estimated): 201,000 Tribal Entities Northern Pipeline 158,000 50,000 Other Public Sector Investors Southern Pipeline 528,000 401,000 Subtotal - Equity Capital Wellfield and Other 114,000 800,000 450,000 Grant Funding Total Uses $ 851,000 $ 851,000 Total Sources 12

NewCo Cash Flows Forecast Water Supply Cash Flows Water Storage / Groundwater Banking Cash Flows 13 Contract Price Cap = $1,650 per AFY up to 50,000 AFY Reservation Fees - $1,500 per AF for 1 million AF of storage capacity $350 - $500/AF $150 - $300/AF $850 / AF Capital Costs Estimated O&M/ Wheeling Fees Commodity Price To Newco To Operator / To Newco To Cadiz $765 / AF $25 / AFY $735 / AF 51% Reservation Fees Mgmt Fees 49% Reservation Fees To Newco 51% to Newco / 49% to Cadiz To Cadiz

Illustrative Cash Flow Outlook to Cadiz

	Net $ per AF	Average Annual CF [1]	Cumulative Project CF	Start Date[6]
Water Supply	$ 850.00	$50 M	$2.5 B	2026/2027
Water Storage [2]				
Reservation Fees	$ 735.00	$52.5M [3]	$735 M	2028
Management Fees	$ 12.25	$15 M	$750 M	2028
Newco Ownership Interest/Profit Share[4]		$20M		2027
Treatment - Segment Operating Income (2024 Estimate)[5]		$3 -$3.5 M		
Total Annual Cash Flow to Cadiz [7]		$140.5 - $144 M		
Initial Cash Payment from Newco		$51 M		2025

(1) Based upon estimated annual cash flows over life of project with estimated inflator of 5% for water supply and management fees

(2) Cadiz 49% direct share of the revenues from storage rights under the proposed Newco structure

(3) Assumes storage reservation fees received over 14 year time frame

(4) Relates to Cadiz estimated 2% share of Newco revenues as general partner/managing member plus profit distribution for annual yield to public sector investors in excess of 7.5%.

(5) Based upon estimated ATEC gross revenues of $15 million in 2024. Estimated double digit CAGR in gross revenues for next 5 years

(6) Based upon assumed start of operations: Northern Pipeline (Q42026) and Southern Pipeline (Q42027)

(7) Does not include upside potential from:
* Land leases for renewable energy development
* Additional pipeline purchase opportunities for wheeling
* Additional water supply, trading and exchange products with multiple pipelines in operation
* Additional water supply projects with public agency partners (Danby, Piute, other)

Note - Cash flows based upon internal company assumptions and subject to change.

Cadiz

14

Summary * Solution part of New Cadiz Water Supply Water Storage Water Transport + + + Water Treatment • 45,000 acres of land with water rights in the Mojave Desert. • 2,000 square mile watershed with approx. 30 - 50 million AF of water in storage - 2X Lake Mead • ROW to build new pipeline to CO River Aqueduct in existing railroad ROW. • Acquired ATEC in 2022 for $2 million. $15 million gross revenue in 2024 (projected). • The only new water supply in the Colorado River Basin created by reducing evaporation . • 1 million AF storage capacity - The largest new groundwater storage bank in the Southwest . • Modular, scalable, systems that can treat 20 GPM to - 60 MGD. • Permits to withdraw and export 2.5 million AF of groundwater over 50 years. • Strategically located between the Colorado River and California’s State Water Project. • 220 miles of existing pipeline that crosses major Northern CA water systems . • $15 billion addressable market projected to grow to $23 billion by 2030 with global demand and climate impacts. Investor Presentation | 2024 NASDAQ: CDZI • Multiple gas and railroad lines connect Cadiz to major water network in SoCal . 15 Uniquely valuable portfolio of assets. > $5 billion in potential cash flows.

Capitalization Table 16 ($ in millions) Pro Forma 6/30/24 Transaction Adjustments As of 6/30/24 $29.1 $18.5 (6) $10.6 Cash and Cash Equivalents $21.2 $21.2 Senior secured (non - convertible) term loan (1) $20.5 $20.5 Senior secured (convertible) term loan (2) $16.6 $16.6 Senior unsecured convertible loan (3) $57.5 - $57.5 Series A Perpetual Preferred Stock (4) TBD TBD 68.2 (5) Common Shares Outstanding (1) 7% interest paid quarterly, Maturity June 30, 2027 (2) 7% interest, PIK, convertible into common stock at $5.30 per share, Maturity June 30, 2027 (3) 7% interest, PIK, convertible into common stock at $4.80 per share, Maturity June 30, 2027 (4) Listed CDZIP, 8.875% dividend paid quarterly. (5) Shares outstanding as of October 28, 2024 (6) Estimated net proceeds of the transaction after estimated transaction fees and expenses.

Cadiz

NASDAQ: CDZI

www.cadizinc.com

Contacts:

Stan Speer, CFO
sspeer@cadizinc.com

Courtney Degener, VP-IR
cdegener@cadizinc.com

Appendix – Management & Board

Investor Presentation | 2024 About Chairman & CEO Susan Kennedy • Joined Board in February 2021, elected Chairman in February 2022, & appointed CEO in January 2024 • Led a distinguished career as a policymaker and entrepreneur • Built a formidable reputation through two decades at the highest levels of California government • Chief of Staff to Governor Arnold Schwarzenegger and Cabinet Secretary to Governor Gray Davis • Led the most extensive deployment of renewable energy in California history over two administrations • Negotiated groundbreaking agreements on climate change including California’s cap and trade program and the nation’s first low carbon fuel standard • Served as Commissioner of the California Public Utilities Commission (CPUC) from 2003 - 2006 • Oversaw investor - owned energy, water, gas utilities and CPUC’s efforts to restructure electricity markets • Founder and CEO of Advanced Microgrid Solutions acquired by Fluence (NASDAQ: FLNC). • Built the first A.I. platform for trading renewable energy • Built the first large - scale distributed battery systems for grid services in California • Known for execution skills, Kennedy is results oriented with the deep expertise and practical experience needed to lead Cadiz’s as the Company hits critical inflection point 19

Kennedy’s Leadership Backed by New Board of Directors Stephen E. Courter Independent Director • Over 30 years of experience in management positions in the technology/telecommunications industry • Faculty of the McCombs School of Business, University of Texas at Austin teaching MBA courses in strategy and new venture creation • Former Chief Executive Officer of publicly traded and private organizations Maria Echaveste Independent Director • Distinguished career working as a community leader, public policy advisor, lecturer, senior White House official, and attorney • Former Deputy Chief of Staff for President Bill Clinton and special representative to Bolivia for Secretary of State Hillary Clinton. Also served as vice - chair of the California International Trade and Investment Advisory Committee Barbara Lloyd Independent Director • Founder and CEO of IMPACTS USA Advisory Services for governments, developers and investors on innovative capital asset strategies • Former Managing Director at KPMG focused on infrastructure projects and governmental facilities and Chief Deputy Treasurer for Public Finance for the California State Treasurers Office Senator Richard Polanco (ret). Independent Director • Esteemed California political and business leader, and champion for the state’s disadvantaged communities • Elected to the California State Senate in 1994 through to retirement in 2002 Maria Dreyfus Independent Director • CEO and Founder of Ardinall Investment Management, focused on sustainable investing and resilient infrastructure • Serves as a director on the boards of multiple publicly traded energy companies, one of Canada’s largest pension plans and a private California - based water controls company Winston Hickox Independent Director • Former Secretary CA Environmental Protection Agency • Partner at the public policy consulting firm California Strategies • Former portfolio manager of CalPERS focused on investments oriented in environmental impact Carolyn Webb de Macías Independent Director • Community leader with an extensive career in public policy and higher education • Serves as Chief of Staff and Senior Advisor to the City of Los Angeles Mayor Karen Bass. Board Chair for the Partnership for Los Angeles Schools, a non - profit organization that manages 20 schools through a Memorandum Of Understanding with the Los Angeles Unified School District Ken Lombard Independent Director • President & CEO of BRIDGE Housing, a leading nonprofit developer, owner, and manager of affordable housing • Former President Starbucks Entertainment • Former EVP and COO of publicly listed Seritage Growth Properties; an owner and developer of diversified retail and mixed - use properties Investor Presentation | 2024 20

Appendix - Climate Change impacts on Water in the West 21

“The hydrological cycle is spinning out of balance…” WMO State of Global Water Resources Report 2022 Droughts, extreme rainfall events, melting snow and ice… threaten long - term water security for billions of people. 22

The Water Planet 23 The problem is not water scarcity

The End of Snow Threatens to Upend 76 Million American Lives 24 The problem is snow

Snowpacks in the west are steadily declining May 2024 Source: California Dept of Water Resources 25

30% Snowpack 60% Reservoirs 40% Groundwater Where do we store freshwater? Snow and snowmelt make up more than half our water supply 26

Extreme is the new normal Western megadrought is worst in 1,200 years, intensified by climate change. California has so much snow that flood danger will last through the year. 2022 2023 27

Climate “whiplash” pattern began with the 1976 - 77 drought May 2024 Source: WRCC, 2022 https://oehha.ca.gov/media/02precip.pdf Statewide annual precipitation (1895 – 2021) 28

The future is rain. 29

Snowmelt and precipitation are moving South Source: California Dept of Water Resources Source: Data from USGS CA Dept Water Resources 30

Most of our water storage systems are in the North Source: California Dept of Water Resources Source: Data from USGS CA Dept Water Resources Our water storage and conveyance system was designed to capture predictable Sierra snowmelt, not flash floods and atmospheric rivers 31